Exhibit 10.1

                                NTL INCORPORATED

                       (formerly NTL Communications Corp.)


  $558,249,000 Aggregate Principal Amount at Maturity (Exclusive of PIK Notes)
                        19% Senior Secured Notes due 2010

                 500,000 shares of Common Stock, $0.01 par value




                        P U R C H A S E  A G R E E M E N T




                           Dated as of January 9, 2003

                                                              Purchase Agreement

                               PURCHASE AGREEMENT



To each of the Purchasers on Schedule A


Ladies and Gentlemen:

         NTL Communications Corp., a Delaware corporation (the "Company"), proposes to issue and sell to the purchasers listed in Schedule A (the "Purchasers"), $558,249,000 principal amount of its 19% Senior Secured Notes due 2010 (together with any pay-in-kind notes issued by the Company in respect of cash interest otherwise due and payable on any Initial Notes, the "Initial Notes") upon the terms and subject to the conditions contained in this letter (the "Agreement"). Immediately after the Closing, on the Effective Date, the Company will be re-named "NTL Incorporated."

         The Initial Notes will be issued pursuant to an Indenture (the "Indenture"), substantially in the form attached as Exhibit A, to be dated as of January 10, 2003 by and among the Company, the guarantors listed on the signature pages to this Agreement (the "Guarantors") and U.S. Bank National Association, a national banking association, as trustee (the "Trustee"), and will be guaranteed on a senior basis by each of the Guarantors other than the Subordinated Guarantor, whose guaranty will be subordinated as provided in
Section 13 of this Agreement (the "Guaranties"). The term "NTL Companies" means all of the Subsidiaries of the Company.

         In addition, on the Closing Date the Company shall issue and sell to the Purchasers, in the aggregate, 500,000 shares of the Common Stock of the Company, $0.01 par value per share, (the "Shares" and, collectively with the Initial Notes, the "Securities"), together with associated Series A Junior Participating Preferred Stock Purchase Rights under the Company's Stockholders Rights Plan, dated as of the Effective Date, between the Company and Continental Stock Transfer & Trust Company (the "Rights").

         The proceeds from the issuance of the Securities will be used, among other things, to consummate a second amended joint plan of reorganization (the "Reorganization Plan") confirmed by the United States Bankruptcy Court for the Southern District of New York by the Debtors on September 5, 2002, including, without limitation, to repay in full the DIP Facility Claim, purchase the Delaware/NTL (UK) Group Note, pay transaction costs related to consummation of the Reorganization Plan and to provide the Company and its Subsidiaries with working capital.

         Holders of the Initial Notes will be entitled to the benefits of an Exchange and Registration Rights Agreement, substantially in the form attached as Exhibit B (the "Exchange and Registration Rights Agreement"), pursuant to which, among other things, (a) the Company will, under the circumstances described in the Exchange and Registration Rights Agreement, exchange the Initial Notes for certain exchange notes of the Company (the "Exchange Notes," together with the Initial Notes and any pay-in-kind notes issued by the Company in respect of cash interest otherwise due and payable on any Exchange Notes, the "Notes"), which are identical in all material respects to the Initial Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions or Special Interest), which will be registered pursuant to a registration statement under the Securities Act filed with the Securities and Exchange Commission (the "Commission") and (b) the Company will, under certain circumstances described in the Exchange and Registration Rights Agreement, file with the Commission shelf

                                                              Purchase Agreement

registration statements pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), covering the resale of the Initial Notes. Holders of the Shares will also be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached as Exhibit C (the
"Equity Registration Rights Agreement"), providing certain registration rights with respect to the Shares.

         The Securities will be offered and sold to the Purchasers without being registered under the Securities Act in reliance upon an exemption therefrom.

         Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture. Also, "subsidiaries" shall have the meaning ascribed to the term "Subsidiaries" in the Indenture.

         1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE GUARANTORS.

            The Company and each of the Guarantors represent and warrant to, and agree with, the Purchasers on and as of the date of this Agreement and as of the Closing Date that, assuming consummation of the Reorganization Plan on the Effective Date and the transactions contemplated in connection therewith and by reference to the facts and circumstances then expected to be existing:

            1.1 Registration. Assuming the accuracy of the representations and
                ------------
warranties of the Purchasers contained in Section 2 and their compliance with the agreements set forth in that section, it is not necessary, in connection with the issuance and sale of the Notes and the issuance of the Shares to the Purchasers in the manner contemplated by this Agreement, to register the Notes or the Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            1.2 Corporate Matters. Except as set forth on Schedule 1.2, the
                -----------------
Company and each of the NTL Companies (a) is either a corporation, a limited liability company or a partnership duly incorporated, formed or organized, validly existing and in good standing under the laws of its jurisdiction of organization (insofar as such concepts have legal meaning in such jurisdiction), (b) is duly qualified as a foreign corporation, a foreign limited liability company or a foreign partnership, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, other than where the failure to so qualify or have such power or authority could not, singularly or in the aggregate, be reasonably expected to have a Material Adverse Effect, (c) has full corporate, limited liability company or partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its businesses as they are currently conducted, other than where the failure to so qualify, or have such power or authority could not, singularly or in the aggregate, be reasonably expected to have a Material Adverse Effect, and (d) has full corporate, limited liability company or partnership, as the case may be, power and authority to enter into and perform its obligations under each of the Transaction Documents (as defined below) to which it is a party.

            1.3 Capitalization.
                --------------

                (a) After taking into account the transactions contemplated by the Reorganization Plan, the issuance of the Shares and the issuance of the Notes, on the Closing Date, (i) the authorized capital stock of the Company will be 400,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, (ii) 50,500,000 shares of Common Stock of the Company will be issued and outstanding, (iii) shares of Common Stock of the Company will be held in escrow in connection with a consummation bonus to be paid to certain members of management of the Company pursuant to certain employment agreements, (iv) shares of Common Stock issued pursuant to the Equity Rights Offering and

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                                                              Purchase Agreement


the Noteholder Election Option (each as defined in the Plan) will be outstanding and (v) no other capital stock of the Company will be issued and outstanding (other than the Series A Warrants and the Series A Junior Participating Preferred Stock Purchase Rights). All the outstanding shares of capital stock of the Company will be duly and validly authorized and issued, fully paid and non-assessable.

         (b) The corporate structure of the Group set out in the structure chart set forth in Schedule 1.3 is true, complete and accurate as at the Effective Date. Each issued and outstanding unit of Capital Stock of each Subsidiary of the Company over which the Holders have a security interest and continuing lien as of the Closing Date under the Pledge and Security Agreement (x) has been duly authorized and validly issued and, if a corporation, is fully paid and (where applicable) nonassessable and free of preemptive rights and (y) is owned by the Company or its Subsidiaries,free and clear of any Lien other than the liens established under the Senior Facilities, the Collateral Documents or Permitted Liens. Without limiting the foregoing, there are no Liens on the shares of any Diamond Entity or any Triangle Entity, except as disclosed in Schedule 1.3.

          (c) Except as set forth in Schedule 1.3, (i) there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of Common Stock or other capital stock of the Company, (ii) there are no voting trusts or other agreements or understandings to which the Company or any of the NTL Companies is a party with respect to the holding, voting or disposing of Common Stock or other capital stock of the Company, and
(iii) the Company has no outstanding bonds, debentures, notes or other obligations or other securities that entitle the holders of such bonds, debentures, notes, other obligations or other securities (other than Common Stock, Series A Warrants or Series A Junior Participating Preferred Stock Purchase Rights) to vote with the stockholders of the Company on any matter or which are convertible into or exercisable for securities having such a right to vote.

     1.4 Disclosure Statement. The Disclosure Statement, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such Disclosure Statement, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Purchaser furnished to the Company in writing by such Purchaser or the Creditors Committee (as defined in the Reorganization
Plan) expressly for use in the Disclosure Statement.

     1.5 Authority. Each of the Company and the Guarantors, as applicable, has full right, power and authority to execute and deliver this Agreement, the
Indenture, the Equity Registration Rights Agreement, the Exchange and Registration Rights Agreement, the Securities, the Guaranties relating to the Notes and the Collateral Documents (collectively, all of the foregoing, and all exhibits and other agreements or documents executed or delivered pursuant to this Agreement, the Indenture, the Equity Registration Rights Agreement, the Exchange and Registration Rights Agreement, the Securities, the Guaranties
relating to the Notes and the Collateral Documents, the "Transaction Documents"), to which the Company or such Guarantor is, or will be as of the Closing Date, a party and to perform its respective obligations under each Transaction Document to which it is a party; and all corporate action required to be taken for the due and proper performance of each of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents have been duly and validly taken.

     1.6 Execution and Delivery of Agreement. This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors and constitutes a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws

                                                              Purchase Agreement


affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

     1.7 Execution and Delivery of Indenture. The Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors, and, when duly executed and delivered by the Trustee in accordance with its terms, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law). The Indenture will conform in all material respects to the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture which is qualified under the Trust Indenture Act.

     1.8 Shares. The Shares have been duly authorized and, on the Closing Date, will be validly issued by the Company and will be fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests and no personal liability will attach to the ownership of such Shares.

     1.9 Notes. The Notes have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as provided in the Indenture and the Exchange and Registration Rights Agreement, as applicable, and paid for as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantors, entitled to the benefits of the Indenture and the Exchange and Registration Rights Agreement, as applicable, and enforceable against the Company, as issuer, and each of the Guarantors, as guarantors, in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

     1.10 Other Agreements.

          (a)  The  Exchange  and   Registration   Rights  Agreement  has  been
duly authorized, executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered by the other parties to that agreement in accordance with its terms, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms,
except as may be limited by applicable  bankruptcy,   insolvency,  fraudulent
conveyance,   reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification or contribution provisions contained in the Exchange and Registration Rights Agreement may be unenforceable.

          (b) The Equity Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, when duly executed and delivered by the other parties to that agreement in accordance with its terms, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that the indemnification or contribution provisions contained in the Equity Registration Rights Agreement may be unenforceable.

                                                              Purchase Agreement

     1.11 Transaction Documents. Each other Transaction Document to which the Company or any Guarantor is to be a party has been duly authorized by the Company or such Guarantor, as applicable, and, when duly executed and delivered in accordance with its terms by each of the parties to the relevant Transaction Document, will constitute a valid and legally binding agreement of the Company or such Guarantor, as applicable, enforceable against the Company or such Guarantor, as applicable, in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

     1.12 No Conflicts. Except as described in Schedule 1.12, the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Notes, the issuance and delivery of the Shares and compliance by the Company and each of the Guarantors with the terms of the Transaction Documents to which it is a party and the consummation of the transactions contemplated by the Transaction Documents will not as of the Closing Date conflict (after taking into account any waivers or the restatements of the Senior Facilities to take effect from or by the Closing Date) in any respect with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or, except as created pursuant to the Senior Facilities Documents, the Indenture and the Collateral Documents, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors or require the payment of any fees or other payments by the Company or any of the Guarantors to any third party, pursuant to

     (a) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Guarantors is a party or by which the Company or any of the Guarantors is bound or to which any of the property or assets of the Company or any of the Guarantors is subject,

     (b) any provisions of the charter or by-laws of the Company or any of the Guarantors, or

     (c)  any Applicable Law or any judgment, order, decree, of any Governmental
          Authority  having   jurisdiction  over  the  Company  or  any  of  the
          Guarantors or any of their properties or assets,

except in the cases of clauses (a) and (c) above, for any such conflicts, breaches, violations, defaults, liens, charges or encumbrances which singularly or in the aggregate would not have a Material Adverse Effect. Except as described in Schedule 1.12, no consent, approval, authorization or order of, or filing or registration with, any such Governmental Authority under any such Applicable Law, judgment, order or decree is required for the execution, delivery and performance by the Company and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, authentication, sale and delivery of the Notes, the issuance, authentication and delivery of the Shares and compliance by the Company and each of the Guarantors with the terms of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, orders, registrations or qualifications (i) which shall have been obtained or made on or prior to the Closing Date, (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws as provided in the Equity Registration Rights Agreement or the Exchange and Registration Rights Agreement,
(iii) are necessary to perfect the security interests granted pursuant to the Indenture and the Collateral Documents, and (iv) the failure of which to obtain would not singularly or in the aggregate, have Material Adverse Effect or materially restrain, prevent or impose material burdensome conditions on any of the transactions contemplated by the Transaction Documents.

     1.13 Financial Statements. The historical financial statements, including the related notes (collectively, the "Financial Statements"), included in the Disclosure Statement have been prepared in accordance with GAAP consistently applied throughout the periods covered by such Financial Statements and fairly present in all material respects the financial position of the entities purported to be covered by such Financial Statements and fairly present in all material respects the financial position of the entities purported to be covered by such Financial Statements at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, subject, in the case of any unaudited interim financial statements, to normal year-end adjustments that will not be material in amount or effect, in each case in accordance with GAAP, except as noted in the Financial Statements.

     1.14 Indebtedness. Schedule 1.14 sets forth a complete and correct list of the principal amount due at maturity, as of the date stated, of all indebtedness for borrowed money of the Company and each of the NTL Companies (other than intra group indebtedness (a) between the Company and any Guarantor, (b) among the Guarantors, (c) between the Subordinated Guarantor and the Company or a Senior Guarantor, (d) among BG Subsidiaries, or (e) among DT Subsidiaries) that is in existence immediately after the Effective Date (the "Existing Indebtedness"). Except for the Diamond Waiver, neither the Company nor any of the NTL Companies will be in default, and no forbearance of default will be in effect as of the Closing Date, in the payment of the principal of or interest on any Existing Indebtedness of the Company or any of the NTL Companies and no event or condition as of the Effective Date will exist with respect to any Existing Indebtedness of the Company or any of the NTL Companies that would permit (or that with notice, lapse of time or both, would permit) any person to cause such Existing Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment, in each case, that, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect or that would, if such default had occurred after the Closing Date, create a Default or an Event of Default under the Indenture. Except as set forth on Schedule 1.14 neither the Company nor any of the NTL Companies has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property or assets, whether now owned or hereafter acquired, to be subject to a lien that would be prohibited by the Indenture if incurred after the Closing, other than liens provided under the terms of joint venture agreements or other agreements governing Existing Investments described in Schedule 1.01-E to the Indenture. As of the Closing Date, (i) the Intercompany Receivable Note, to the extent not already capitalized, is an asset of the Company and (ii) the Company has no obligations under the Intercompany Receivable in favor of any person.

     For the purposes of this Section 1.14, the term "Diamond Waiver" means the waivers by the Company of defaults and events of default existing under the Diamond Cable Notes immediately prior to the consummation of the Reorganization Plan.

     1.15 Proceedings. Except as disclosed in Schedule 1.15, there are no proceedings pending by or before any Governmental Authority to which the Company or any of the NTL Companies or of which any property or assets of the Company or any of the NTL Companies is the subject which, (a) singularly or in the aggregate, if determined adversely to the Company or any of the NTL Companies, could reasonably be expected to have a Material Adverse Effect or (b) question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant to the Transaction Documents; and to the best knowledge of the Company and each of the Guarantors, no such proceedings are threatened or contemplated by governmental authorities or by others.

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                                                              Purchase Agreement

     1.16 Government Authorization; Litigation. No action has been taken and no Applicable Law or order has been enacted, adopted or issued by any Governmental Authority which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction in which the Company or any of the Guarantors operates; no injunction, restraining order or order of any nature by any court or governmental agency of body of competent jurisdiction has been issued with respect to the Company or the Guarantors which would prevent or suspend the issuance or sale of the Securities; except as disclosed in Schedule 1.16, no action, suit or proceeding is pending against or, to the best knowledge of the Company and each of the Guarantors, threatened against or affecting the Company or any of the Guarantors by or before any Governmental Authority in any jurisdiction in which the Company or such Guarantor operates which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant to any of the Transaction Documents.

     1.17 No Violations or Defaults. Neither the Company nor any of the NTL Companies is (a) in violation of its charter or by-laws other than any such violation in respect of NTL Companies which are not Guarantors which would not reasonably be expected to have a Material Adverse Effect, (b) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other debt agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, other than any such default as would not (after taking into account any waivers or the restatement of the Senior Facilities to take effect from or by the Closing
Date), singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect or (c) in violation in any respect of any Applicable Law or order or decree of any Governmental Authority to which it or its property or assets are subject, other than any such violation as could not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     1.18 Licenses, Permits, etc. The Company and each of the NTL Companies possess or operate under all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, all appropriate Governmental Authorities which are necessary or, in the reasonable judgment of the Company and the NTL Companies, desirable for the ownership of their respective properties or the conduct of their respective businesses, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect, and, neither the Company nor any of the NTL Companies has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course of its business which revocation, modification or nonrenewal would, singularly or in the aggregate, have a Material Adverse Effect.

     1.19 Taxes. Except as disclosed on Schedule 1.19 and, with respect to any Subsidiary which is not a DTN Company (as defined below) only, except as would reasonably be expected not to have a Material Adverse Effect:

          (a) all Tax Returns covering material Taxes (except for foreign
Tax Returns) that are required to be filed by or with respect to the Company or any NTL Company have been timely filed, and all such Tax Returns and any foreign Tax Returns that have been filed are true and complete in all material respects and the failure to timely file any foreign Tax Return that has not been timely filed will not result in any material fine or penalty;

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                                                              Purchase Agreement

     (b) all Taxes shown to be due on the Tax Returns referred to in clause (a) or material Taxes which are otherwise due and payable by the Company and any NTL Company have been paid in full;

     (c) all material Taxes required to be withheld and paid over by or with respect to the Company or any NTL Company to any relevant taxing authority in connection with payments to employees, independent contractors, creditors, stockholders or to third parties have been so withheld and paid over;

     (d) the accruals and reserves for Taxes (other than deferred Taxes) established in the books and records of the Company and the NTL Companies are complete and adequate in all material respects to cover any known liabilities for Taxes that are not yet due and payable;

     (e) the Tax Returns referred to in clause (a) that have been filed have been examined by the Internal Revenue Service or the appropriate state, local or foreign taxing authority or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired;

     (f) all material deficiencies asserted or assessments made by the Internal Revenue Service or any state, local or foreign taxing authority have been paid in full or reserved in the books and records, or are being contested in good faith;

     (g) no audits or examinations with respect to material Taxes of the Company or any NTL Company are ongoing, pending or, to the knowledge of the Company or any NTL Company, threatened or proposed by the Internal Revenue Service or any state, local or foreign taxing authority;

     (h) no waivers or extensions of statutes of limitation for years that have not been audited and for which the statute of limitations has not run have been given by or requested with respect to any Taxes of the Company or any NTL Company (which waivers or extensions are still in effect);

     (i) neither the Company nor any NTL Company will be required, as a result of (i) any adjustment under Section 481 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and the rules and regulations promulgated under Section 481 of the Code (or any similar provision of state, local or foreign law), or (ii) any "closing agreement" as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax law), to include any item of income in or exclude any item of deduction from any Tax period ending on or after the Closing Date;

     (j) there are no liens for material Taxes on any of the assets of the Company or any NTL Company other than liens for Taxes not yet due;

     (k) to the knowledge of the Company, neither the Company nor any NTL Company has been a member of an affiliated, combined, consolidated or unitary Tax group for purposes of filing any Tax Return other than such a group for which the Company or any of the NTL Companies is the common parent or NTL Incorporated or NTL (Delaware), Inc. was the common parent;

     (l) no closing agreements, private letter rulings, technical advice memoranda or similar agreement or rulings have been entered into or issued by any taxing authority with respect to the Company or any NTL Company that could effect the Tax liabilities of the Company or any NTL Company;

                                                              Purchase Agreement

     (m) neither the Company nor any NTL Company or any predecessors to any of such entities has made any consent under Section 341 of the Code with respect to the Company or any NTL Company;

     (n) to the knowledge of the Company or any NTL Company, no taxing authority in a jurisdiction where the Company or any NTL Company does not file Tax Returns has made a claim, assertion or threat that the Company or any NTL Company is or may be subject to Tax in such jurisdiction; and

     (o) neither the Company nor any of the NTL Companies is, nor has ever been, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

         For the purposes of this Section 1.19:

                  (i) "DTN Company" means Diamond Holdings, Triangle and the Company;

                  (i)  "foreign" means non-United States;

                  (iii)"Tax Returns" means all reports and returns (including elections, declarations, disclosures, schedules, estimates and information returns) required to be filed with respect to Taxes; and

                  (iv) "Taxes" means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, employment, withholding or other taxes, duties or assessments of any kind whatsoever imposed on any Person, together with any interest, additions or penalties and any interest in respect of such additions or penalties and includes any liability for Taxes of another Person by contract, as a transferee or successor, under Treasury Regulation Section 1.1502-6 or analogous state, local or foreign law provision or otherwise.

                  1.20 Not Investment Companies. Neither the Company nor any of the NTL Companies is (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission made under the Investment Company Act or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  1.21 Internal Accounting Controls. Except as would not, singularly or in the aggregate, have a Material Adverse Effect, the Company and each of the NTL Companies maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  1.22 Insurance. Except as would not, singularly or in the aggregate, have a Material Adverse Effect, the Company and each of the NTL Companies have insurance covering their respective properties, operations, personnel and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate

                                                              Purchase Agreement

reserves are maintained with respect to such deductibles, co-insurance and self-insurance) as is customary in the case of entities engaged in similar businesses in the reasonable judgment of the Company and the NTL Companies; provided it is understood that the Company and the NTL Companies do not maintain insurance with respect to the underground portion of their cable network. Neither the Company nor any of the NTL Companies has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance.

     1.23 Intellectual Property. Except as would not, singularly or in the aggregate, have a Material Adverse Effect, the Company and each of the NTL Companies own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets) necessary for the conduct of their respective businesses; and to the best of their knowledge, the conduct of their respective businesses will not conflict in any respect with, and the Company and each of the NTL Companies have not received any notice of any claim of conflict with, any such rights of others which conflict, singularly or in the aggregate with any other such conflicts, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

     1.24 Title to Property and Leases. Except as set forth in Schedule 1.24, the Company and the NTL Companies have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property which are material to the business of the Company and the NTL Companies, taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except for Permitted Liens and except as such (a) do not materially interfere with the use made and proposed to be made of such property, by the Company and the NTL Companies, taken as a whole, or (b) could not reasonably be expected to have, singularly or in aggregate with all other liens, encumbrances, claims and defects and imperfections of title, a Material Adverse Effect.

     1.25 Labor Relations. Except as set forth in Schedule 1.25, (a) neither the Company nor any of the NTL Companies is a party to, or bound by, any collective bargaining agreement or other contracts with a labor union or labor organization and (b) (i) except as has had or would reasonably be expected to have a Material Adverse Effect, there is no unfair labor practice, labor dispute (other than routine individual grievances), litigation relating to labor matters involving any employee or labor arbitration proceeding pending or, to the knowledge of the Company and each of the NTL Companies, threatened against the Company or any of the NTL Companies, (ii) there is no activity or proceeding by a labor union or representative of a labor union or labor organization to organize any employees of the Company or any NTL Company that would be material to the Company and its Subsidiaries taken as a whole, and (iii) there is no lockout, strike, slowdown, work stoppage or threat of any such lockout, strike, slowdown or work stoppage by or with respect to any such employees that would be material to the Company and its Subsidiaries taken as a whole. The Company and each NTL Company, except as has had or would reasonably be expected not to have a Material Adverse Effect, is in compliance with all Applicable Laws regarding employment, employment practices, terms and conditions of employment and wages. Other than as set forth on Schedule 1.25, no employee of the Company will receive, accrue or be entitled to receive or accrue any additional benefits, service or accelerated rights to payments of benefits, or any severance or termination payments as a result of the consummation of the transactions contemplated by the Transaction Documents.

     1.26 ERISA.

          (a) Except as set forth on Schedule 1.26, there has been no failure by any employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security

                                                              Purchase Agreement

Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), which is maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributes (each, a "Plan"; collectively the "Plans") to comply with the applicable requirements of ERISA and the Code other than any such failures that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no material pending, or to the knowledge of the Company or any of its Subsidiaries, threatened litigation relating to the Plans. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Plan that, assuming the taxable period of such transaction expired as of the date of this Agreement, could subject the Company or any of its Subsidiaries to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA other than those that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

      (b) Except as set forth in Schedule 1.26, no liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)
(15)of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company or any of its Subsidiaries under Section 4001 of ERISA or Section 414 of the Code(an "ERISA Affiliate"). Except as set forth in Schedule 1.26, neither the Company, any of its Subsidiaries nor an ERISA Affiliate has contributed to a "multiemployer plan," within the meaning of Section 3(37) of ERISA, at any time on or after December 31, 1997. No notice of a "reportable event," within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") or by any ERISA Affiliate within the 12-month period ending on the date of this Agreement.

      (c) Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its Subsidiaries has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

      (d) Under each Pension Plan which is a single-employer defined benefit plan (within the meaning of Section 3(35) of ERISA), as of the last day of the most recent plan year ended prior to the date of this Agreement, the actuarially determined present value of all "benefit liabilities," within the meaning of Section 4001(a)(16) of ERISA (as determined on a plan termination and on the basis of the actuarial assumptions contained in the Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Plan, and there has been no material change in the financial condition of such Plan since the last day of the most recent plan year.

      (e) Neither the Company nor any of the NTL Companies has any obligations for retiree health and life insurance benefits under any Plan, except as required by Applicable Law, rule or regulation or as set forth in Schedule 1.26. Except as set forth on Schedule 1.26, the Company or the Subsidiaries may amend or terminate any such Plan under the terms of such Plan at any time without incurring any liability under such Plan.

  1.27 Environmental Matters. There is not and has not been any presence, storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic, hazardous or chemical substance, waste or material by the Company or any of the NTL Companies or any other entity(including any predecessor) for whose acts or omissions the Company or any of the NTL Companies are liable from, in, on, at, under, about or upon any of the property now or

                                                              Purchase Agreement

previously owned or leased by the Company or any of the NTL Companies, or upon any other property, in violation of any Applicable Law, order, judgment, decree or permit or which would, under any Applicable Law, order, judgment, decree or permit, or which could reasonably be expected to give rise to any liability, except for any violation or liability that could not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there is not and has not been any presence, disposal, discharge, emission or other release of any kind onto such property or land contiguous with such property of any toxic, hazardous or chemical substance, waste or material with respect to which the Company or any of the NTL Companies has knowledge, except for any such presence, disposal, discharge, emission or other release which could not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

          1.28 Related Party Transactions. Except as set forth in Schedule 1.28,

               (a) there is no Indebtedness between the Company or any of the NTL Companies, on the one hand, and any executive officer, stockholder (other than stockholders of the Company or where the stockholder is the Company or another NTL Company (collectively, "Excluded Persons")), director or affiliate (other than the Company or any of its Subsidiaries or any investor in South Hertfordshire United Kingdom Fund, Ltd.) of the Company or any of the NTL Companies on the other,


               (b) no such officer (other than in his or her capacity as an executive officer), stockholder of the Company or an NTL Company (other than Excluded Persons), director (other than in his or her capacity as a director or employee) or affiliate (other than the Company or any of its Subsidiaries or any investor in South Hertfordshire United Kingdom Fund, Ltd.) provides or causes to be provided any assets, services or facilities to the Company or any of the NTL Companies which, individually or in the aggregate, are material to the business, assets, condition (financial or otherwise), results of operations or prospects of the Company and the NTL Companies taken as a whole,


               (c) neither the Company nor any of the NTL Companies provides or causes to be provided any assets, services, or facilities to any such executive officer, stockholder (other than Excluded Persons), director or affiliate (other than the Company or any of its Subsidiaries or any investor in South Hertfordshire United Kingdom Fund, Ltd.) which, individually or in the aggregate, are material to the business, assets, condition (financial or otherwise), results of operations or prospects of the Company and its Subsidiaries, taken as a whole, and


               (d) neither the Company nor any of the NTL Companies beneficially owns, directly or indirectly, any investment in or issued by any such executive officer, director or affiliate (other than the Company or any of its Subsidiaries or any investor in South Hertfordshire United Kingdom Fund, Ltd.).

Neither the Company nor any of the NTL Companies, nor to the best knowledge of the Company and each of the NTL Companies, any director, officer, or employee of the NTL Companies has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or
(iv)made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          1.29 Solvency. On and immediately after the Closing Date, the Company and its Subsidiaries, taken as a whole (after giving effect to the
consummation of the   transactions   contemplated   by  the   Transaction
Documents   and  the Reorganization  Plan)  will be  Solvent.  As used in this paragraph,

                                                              Purchase Agreement

the term "Solvent" means, with respect to any Person as of the date of determination, that on such date (i) the fair value and present fair saleable value of the assets of such Person exceeds: (x) the total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person, and (y) the amount required to pay such liabilities as they become absolute and matured in the normal course of business; (ii) such Person has the ability to pay its debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured in the normal course of business; and (iii) such Person does not have an unreasonably small amount of capital with which to conduct its business after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     1.30  Capital   Stock.   Except  as  described  in  Schedule  1.30,  or  as
contemplated by this Agreement or the Reorganization Plan, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Company or any of the Guarantors.

     1.31 Use of Proceeds; Margin Regulations. The Company will apply the proceeds from the sale of the Notes solely to consummate (1) the Reorganization Plan including, without limitation, to (a) repay in full the DIP Facility Claim,
(b) cause the Subordinated Guarantor to purchase the Delaware/NTL (UK) Group Note, (c) implement the steps or actions referred to in subparagraph (b) of paragraph 6 ("Cancellation of Certain Obligations") of Article IV.C ("Restructuring Transactions") of the Reorganization Plan, (d) repay the Workplace Technologies Notes plus interest, (e) repay certain intercompany debt,
(f) pay transaction  costs related to consummation of the  Reorganization  Plan,
(g) make the Restructuring Expense Adjustment Payment (as defined in the Reorganization Plan) and (h) pay any other fees and expenses payable in connection with the Reorganization Plan as required by the Reorganization Plan and (2) provide working capital to the Company and its Subsidiaries. Except as and to the extent required to consummate the Reorganization Plan as described in this Section 1.31, none of the proceeds of the sale of the Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Notes to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Board of Governors of the Federal Reserve Board.

     1.32 Brokers and Finders. Neither the Company nor any of the NTL Companies is a party to any contract, agreement or understanding other than this Agreement with any person that would give rise to a valid claim against the Company or any of the NTL Companies or the Purchasers for a brokerage commission, finder's fee or like payment in connection with the sale of the Notes, except as contemplated by this Agreement.

     1.33 Rule 144A. The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

     1.34 Offers to Buy or Sell. Neither the Company nor any of the NTL Companies, nor any of their respective Affiliates (other than Purchasers (or Affiliates of Purchasers) who may be deemed to be Affiliates) has, directly or through any agent, made any offer or sale, solicited offers to buy or otherwise negotiated in respect of any of the Shares or the Notes or any securities of the same or similar class as the Shares or the Notes, the result of which would cause the issue of the Shares or the sale of the Notes to fail to be entitled to the exemption from registration afforded by Section 4(2) of the Securities

                                                              Purchase Agreement


Act. As used herein, the terms "offer" and "sale" have the meanings specified in
Section 2(3) of the Securities Act.

     1.35 Regulation D. Neither the Company nor any of the NTL Companies, nor any of their respective Affiliates (other than Purchasers (or Affiliates of Purchasers) who may be deemed to be Affiliates) nor any other person acting on its or their behalf has engaged, in connection with the sale of the Notes or the issue of the Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D").

     1.36 Senior Facilities. The Company has provided the Purchasers with true and correct copies of the credit agreements referred to in the definition of Senior Facilities as in effect on the Closing Date. As of the Closing Date there will be no default or breach of any of the terms of the Senior Facilities.

     1.37 No Material Adverse Effect. Since September 30, 2002, other than as disclosed in the Disclosure Statement and in periodic and current reports (and amendments thereto) filed with the Commission after such date and prior to the date hereof, (i) there has been no material adverse change or any development involving a prospective material adverse change in the condition (financial or otherwise), results of operations, business, management, properties or prospects of the Company and the NTL Companies, taken as a whole, whether or not arising in the ordinary course of business and (ii) the Company and the NTL Companies have not incurred any material liability or obligation, direct or contingent, other than (x) in the ordinary course of business which, individually or in the aggregate, would not have a Material Adverse Effect or (y) in connection with the Reorganization Plan or the transactions contemplated by the Transaction Documents and the Senior Facilities Documents.

     1.38 Information. All written information furnished by the Company and the Guarantors (including each of its representatives and agents) to the Purchasers (taken as a whole) was, to the knowledge of the Company, accurate, correct and complete in all material respects at the time of delivery and did not (taken as a whole) contain any untrue statement of a material fact or, when considered in the context in which presented, omit to state a material fact necessary to make the statements and information contained therein not misleading in any material respect at the time of delivery.

2.   PURCHASE OF THE NOTES.

     2.1 Sale and Purchase of Securities. On the basis of the representations, warranties and agreements contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company agrees to issue and sell to each of the Purchasers, severally (as to itself only) and not jointly, and each of the Purchasers, severally (as to itself only) and not jointly, agrees to purchase from the Company (a) the amount of the Notes set forth opposite the name of such Purchaser on Schedule A for a purchase price equal to $877.01 per $1,000 face principal amount of the Notes and (b) the amount of Shares set forth opposite the name of such Purchaser on Schedule A for a purchase price equal to $20.82 per Share which amounts shall be payable in accordance with Section 3.2.

     2.2 Purchaser Representations and Warranties. Each Purchaser represents to the Company that (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) it has full right, power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party, and that all corporate, limited liability company or partnership, as applicable, action required to be taken for the due and proper authorization, execution and delivery of such Transaction Documents and the transactions contemplated by the Transaction Documents has been validly taken, (c) each of the Transaction Documents to which it

                                                              Purchase Agreement


is a party has been duly executed and delivered by such Purchaser and constitutes a valid and legally binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law), (d) it is not a party to any contract, agreement or understanding other than this Agreement with any person that would give rise to a valid claim against the Company or its subsidiaries for a brokerage commission, finder's fee or like payment in connection with the sale of the Securities, except as contemplated by this Agreement, (e) it is either (i) an "accredited investor," within the meaning of Rule 501 promulgated by the Commission under the Securities Act or (ii) a Qualified Institutional Buyer ("QIB") as defined in Rule 144A under the Securities Act ("Rule 144A"), (f) it is acquiring the Securities to be purchased by it or issued to it, as the case may be, under this Agreement for its own account, for investment, and not with a view to or for sale in connection with any distribution of such Securities in violation of the registration provisions of the Securities Act or the rules and regulations promulgated under the Securities Act, (g) it is aware that it must bear the economic risk of such investment for an indefinite period of time since the statutory basis for exemption from registration under the Securities Act would not be present if such representation meant merely that the present intention of such Purchaser is to hold these securities for a deferred sale or for any fixed period in the future and (h) it can afford to bear such economic risk and can afford to suffer the complete loss of its investment under this Agreement. Each Purchaser acknowledges that the Notes are "restricted securities" under the federal securities laws, have not been registered under the Securities Act or any state securities or blue sky laws and may not be sold except pursuant to an effective registration statement under the Securities Act or any exemption from registration under the Securities Act and applicable state securities laws. Each Purchaser further acknowledges that each Note shall include the restrictive legends set forth in the Indenture and each Share shall include the restrictive legends set forth on Exhibit G.

        2.3 Issue Price. The parties to this Agreement agree that for purposes of Treasury Regulation Section 1.1273-2(a)(1) and for all other federal, state,local and foreign tax purposes, the issue price and the aggregate purchase price of each $1,000 in face principal amount of Notes is $877.01 (taking into account the issuance of the Shares). The parties agree to report the sale and purchase of the Notes for all federal, state, local and foreign tax purposes in a manner consistent with this Section 2.3 and agree to take no position inconsistent with this Section 2.3 (unless otherwise required by a final determination by the appropriate taxing authority).

     3. DELIVERY OF AND PAYMENT FOR THE NOTES.

        3.1   Deliveries and Payments.
              -----------------------

          (a) Delivery of and payment for the Notes and delivery of the Shares shall be made at the New York offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, N.Y. 10036, or at such other place as shall be agreed upon by the Purchasers (other than any Defaulting Purchaser (as defined in Section 6)) and the Company, at 9:00 a.m., New York time, at a closing (the "Closing") on January 10, 2003, or at such other time or date, as shall be agreed upon by the Purchasers (other than any Defaulting Purchaser (as defined in Section 6)) and the Company (such date and time of payment and delivery being referred to herein as the "Closing Date").

          (b) On the Closing Date, the Company will deliver to the Purchasers against payment for the Notes and Shares:

               (i) certificates evidencing an aggregate of $558,249,000 face principal amount of the Notes; and

                                                              Purchase Agreement

          (ii) certificates evidencing the Shares,

     duly executed by the Company and, in the case of the Notes, authenticated by the Trustee pursuant to the Indenture.

         3.2 Method of Payment. On the Closing Date, payment of the purchase price for the Securities shall be made to the Company by wire or book entry transfer of same-day funds to such account or accounts as the Company shall specify prior to the Closing Date or by such other means as the parties shall agree prior to the Closing Date against delivery to the Purchasers of the certificates evidencing the Notes and the Shares. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Purchasers under this Agreement.

      4. FURTHER AGREEMENTS OF THE COMPANY AND THE GUARANTORS.

         Each of the Company and the Guarantors agrees with each of the
Purchasers:

         4.1 Representations and Warranties. At all times prior to the Closing Date, to advise the Purchasers promptly and, if reasonably requested, confirm such advice in writing, of the happening of any event which makes any representation or warranty in Section 1 of this Agreement untrue or incorrect in any material respect.

         4.2 Rule 144A. For so long as the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Notes and to prospective purchasers of the Notes designated by such holders, upon the written request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act, unless the Company or any of the Guarantors is then subject to and in compliance with
Section 13 or 15(d) of the Securities and Exchange Act, as amended (the "Exchange Act") (the foregoing agreement being for the benefit of the holders from time to time of the Notes and prospective purchasers of the Notes designated by such holders).

         4.3 Offers to Buy or Sell. Except following a Note Registration, not to, and to cause its affiliates (other than any Purchasers or Affiliates of Purchasers who are affiliates of the Company) not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Notes by means of engaging in any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (other than in relation to any future tender or exchange offer for the Notes); and not to offer, sell, contract to sell or otherwise dispose of, or negotiate in respect of, directly or indirectly, any securities of the same or similar class as the Notes under circumstances where such offer, sale, contract, negotiation or disposition could be integrated with the sale of the Notes in a manner which would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the sale of the Notes as contemplated by this Agreement.

         4.4 Resale of Notes. During the period from the Closing Date until two years after the Closing Date, not to, and not permit any of its affiliates (other than any Purchasers (or Affiliates of Purchasers) who are affiliates of the Company) (as defined in Rule 144 under the Securities Act) to, resell any of the Notes that have been reacquired by them, except for Notes purchased by the Company or any of its affiliates and resold in a transaction registered under the Securities Act or unless the Notes bear a legend specifying the date of such resale.

         4.5 Reporting Requirements. To, from and after the Closing Date, and until such time as the Company has securities registered pursuant to Section 12 of the Securities Exchange Act of

                                                              Purchase Agreement

1934, as amended (the "Exchange Act"), or has securities registered pursuant to the Securities Act, make timely filing of such reports as are required to be filed by it with the Commission so that Rule 144 under the Securities Act or any successor provision to Rule 144 under the Securities Act will be available to the security holders of the Company who are otherwise able to take advantages of the provisions of such rule.

       4.6 Investment Company Act. Not to become an open end investment company subject to registration under the Investment Company Act of 1940, as amended.

       4.7 Further Assurances. To do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

       4.8 Receipt of Shares. On the Effective Date, each Purchaser will receive from the Company the Shares (together with the associated Rights).

       4.9 Use of Proceeds. Following receipt of the proceeds of the issuance of the Securities, the Company will: (1) repay (a) the DIP Facility Claim in full, (b) the Workplace Technologies Notes plus interest, and (c) certain intercompany debt; (2)(a) cause a BG Subsidiary to pay restructuring and agency fees under the Senior Facilities plus interest, (b) pay transaction costs related to consummation of the Reorganization Plan, (c) pay the Restructuring Expense Adjustment Payment (as defined in the Reorganization
Plan), and (d) pay any other fees and expenses payable in connection with the Reorganization Plan as required by the Reorganization Plan; (3) provide working capital to the Company and its Subsidiaries; (4) terminate any commitments to lend or make other extensions of credit under the DIP Facility Claim; (5) deliver to each Purchaser copies of all documents or instruments (or evidence of such documents or instruments) necessary to release all liens securing such DIP Facility Claim; (6) make arrangements satisfactory to each Purchaser with respect to the cancellation of any outstanding letters of credit issued in connection with the DIP Facility Claim; and (7) cause (immediately after the receipt of proceeds hereunder) the Subordinated Guarantor to have purchased the Delaware/NTL (UK) Group Note.

       4.10 Reorganization Plan. Immediately following the application of the proceeds of the issuance of the Securities, the Company will cause
all conditions  to  the   occurrence  of  the  Effective   Date  set  forth  in
the Reorganization Plan to be satisfied except to the extent waived in accordance with the terms of the Reorganization Plan.

       4.11 Receipt of Fees. At the Closing, each Purchaser and the Purchasers'special counsel (Fried, Frank, Harris, Shriver & Jacobson) shall receive from the Company all other fees required to be paid under
Section 14, and all reasonable costs and expenses for which invoices have been presented.

       4.12 Revised Group Structure. If the Company becomes aware of any material inaccuracy in the corporate structure as set out in the group structure chart delivered to the Purchasers pursuant to Section 1.3 or any group structure chart delivered to the Trustee pursuant to this Section 4.12, or there is any material changes in the corporate structure from the most recent Group structure chart delivered pursuant to this Agreement, it will deliver to the Trustee as soon as reasonably practicable thereafter a revised group structure chart which is true, complete and accurate insofar as it relates to the corporate structure of theGroup at the date of delivery.

   5. CONDITIONS TO PURCHASERS' OBLIGATIONS.

                  Each Purchaser's obligation to purchase and pay for the Securities to be purchased by it

                                                              Purchase Agreement

at the Closing is subject to the satisfaction or waiver by it prior to or at the Closing of each of the conditions specified below in this Section 5:

     5.1 Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and in each of the other Transaction Documents shall be true and correct in all material respects when made and on or as of the date of this Agreement and as of the Closing Date assuming consummation of the Reorganization Plan on the Closing Date and the transactions contemplated in connection therewith and by reference to the facts and circumstances then expected to be existing (unless stated to relate to a specific date, in which case such representations and warranties shall be true and correct as of such date).

     5.2 Agreements. The Company and each of the Guarantors, to the extent they are parties to this Agreement and each of the other Transaction Documents, shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement and each of the other Transaction Documents required to be performed or complied with by them prior to the Closing and, after giving effect to the issue of the Securities and the consummation of other transactions contemplated by the Transaction Documents, no Default or Event of Default under the Indenture shall have occurred and be continuing, and no default or event of default will occur and be continuing under any of the other Transaction Documents.

     5.3 Officers' Certificate. The Company shall have delivered to each Purchaser a certificate of the Chief Executive Officer and the Chief Financial Officer (or similar officer) of the Company, dated on or prior to the Closing Date, in the form of Exhibit D, certifying that the conditions specified in this
Section 5 have been fulfilled or will be fulfilled on the Closing Date and that none of the events, matters or proceedings referred to in Section 6(d) and
Section 6(e) have occurred as of the Closing, except as to matters which require the approval or satisfaction of the Purchasers.

     5.4 Secretary's Certificate. Each of the Company and each of the Guarantors shall have delivered to each Purchaser a secretary's certificate in the form of Exhibit E certifying as to the Company's or such Guarantor's organizational documents and (other than in the case of the Company or the Subordinated Guarantor) resolutions attached to such certificate, the incumbency and signatures of certain officers of the Company or such Guarantor, and other proceedings of the Company or such Guarantor, relating to the authorization, execution and delivery of the Securities, this Agreement and the other Transaction Documents to which the Company or any Guarantor is a party.

     5.5 Opinion. Each Purchaser shall have received an opinion in form and substance reasonably satisfactory to it, dated the date of the Closing, from each of Skadden, Arps, Slate, Meagher & Flom LLP, as United States counsel for the Company and Travers Smith Braithwaite as England and Wales counsel for the Company and Mr. Robert Mackenzie, in-house counsel, each to the effect set forth in Exhibit F.

     5.6 Amendments to Senior Facilities. Each Purchaser shall have received evidence, to its reasonable satisfaction, that the Senior Facilities Documents will be amended on or by the Effective Date in a manner substantially consistent with the Heads of Terms (as defined in the Reorganization Plan), except as may be agreed by the Purchasers.

     5.7 Pro Forma Balance Sheet. Each Purchaser shall have received a consolidated balance sheet for the Company, the Guarantors and the other subsidiaries of the Company as of September 30, 2002, after giving pro forma effect to the transactions contemplated by the Transaction Documents, including the issuance of the

                                                              Purchase Agreement

Securities and the use of the proceeds of the issuance of the Securities, which have been certified on behalf of the Company by an officer of the Company and which are in form and substance reasonably satisfactory to such Purchaser.

     5.8 Corporate Proceedings. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and the other Transaction Documents, and all documents and instruments incident to such transactions and the terms of this Agreement and the Transaction Documents, shall be reasonably satisfactory to each Purchaser and the Purchasers' special counsel, and each Purchaser and the Purchasers' special counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

     5.9 No Violation. The issue of the Shares to each Purchaser and the purchase of the Notes by each Purchaser shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, (b) not violate any Applicable Law (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any Applicable Law, which Applicable
Law was not in  effect on the date of this Agreement.

6.       TERMINATION.

         Subject to satisfaction (or waiver) of the conditions set forth in Section 5, if any individual Purchaser or group of Purchasers (each, a "Defaulting Purchaser") has failed to make its payment of the purchase price for the Securities to the Company by wire or book entry transfer of same-day funds to that account established and maintained by the Trustee for the purpose of receiving the payment of the purchase price for the Securities from each Purchaser on the Closing Date, such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement. In the event of a default by a Defaulting Purchaser, all non-defaulting Purchasers (each, a "Nondefaulting Purchaser") may elect, with the consent of the Company, to postpone the Closing Date. The Nondefaulting Purchasers will not be required to purchase the Securities until the new Closing Date (subject to satisfaction or waiver of all conditions at or prior to the new Closing Date). Alternatively, each Nondefaulting Purchaser may elect to terminate its obligations under the Agreement with respect to itself only and such Nondefaulting Purchaser will not be required to purchase Securities.

         All obligations of the Nondefaulting Purchasers under this Agreement shall terminate as of the close of business on the Closing Date (and the Nondefaulting Purchasers shall not be obligated to purchase the Securities) if:

           (a)   the Closing has not occurred;

           (b) any event or events have occurred since the date hereof which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect;

           (c)   the Indenture is not in full force and effect;

           (d) the Nondefaulting Purchasers have not received true and correct copies of all Transaction Documents, which (i) have been duly executed by the Company and any NTL Company party thereto, authenticated (in the case of Initial Notes) and delivered by the parties to such documents in accordance with the terms of the Transaction Documents and (ii) upon delivery, are in a form and substance reasonably satisfactory to the Nondefaulting Purchasers and their special counsel; or

                                                              Purchase Agreement

          (e) there is an inquiry, injunction, restraining order, action, suit or proceeding pending or entered or any statute or rule proposed, enacted or promulgated by any Governmental Authority or any other person which, in the reasonable opinion of the Nondefaulting Purchasers, (a) individually or in the aggregate, has or would reasonably be expected to have a Material Adverse Effect or which seeks to enjoin or seek damages against the Company or any of the Guarantors as a result of7 the transactions contemplated by the Transaction Documents, including the Reorganization Plan or the issuance of the Notes, (b) relates to any transactions contemplated by the Transaction Documents and has or will have a Material Adverse Effect on any Nondefaulting Purchaser, (c) alleges liability on the part of any Nondefaulting Purchaser in connection with this Agreement, any other Transaction Documents or the transactions contemplated by this Agreement or the Transaction Documents or (d) would bar the issuance of the Securities or the use of the proceeds of the issuance of the Notes in accordance with the terms of this Agreement;

provided that if the Closing occurs, the Nondefaulting Purchasers shall not terminate this Agreement.

     7. SEVERAL OBLIGATIONS OF THE PURCHASERS.

        The obligations of each Purchaser under this Agreement shall be several (as to itself only); provided that each Purchaser shall only be obligated to purchase the Securities listed next to its name on Schedule A.

     8. COVENANTS TO PROVIDE INFORMATION.

        8.1 Financial Reporting. Notwithstanding anything in the Indenture to the contrary, until the occurrence of a Note Registration, in addition to the information required to be delivered pursuant to Section 4.02 of the Indenture, the Company shall deliver (a) to each Purchaser, so long as such Purchaser or any of its Affiliates is a Holder of any of the Notes, and (b) in the event of the lawful sale of the Notes prior to the occurrence of a Note Registration, to the purchasers of Notes from any of the Purchasers (each a "Subsequent Purchaser") that are Institutional Accredited Investors (as defined in the Indenture) at the address for such holder maintained by the Registrar; provided, however, in no event shall the Company be obligated to provide such information to Subsequent Purchasers of Notes who beneficially own less than $5 million of the outstanding principal amount of the Notes:

              (a) Quarterly Statements. As soon as available, but in any event within the time periods permitted for filing quarterly reports on Form 10-Q by the Commission after the end of each fiscal quarter of the Company, duplicate copies of:

                    (i) a consolidated balance sheet of the Company, as at the end of such quarter, and

                    (ii) consolidated statements of income, stockholders' equity and cash flows of the Company for such quarter and for the portion of the fiscal year ending with such quarter,

         in each case setting forth in comparative form the figures for the corresponding periods in the prior fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to periodic financial statements generally, and fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments (it being understood that quarterly statements will not be required to contain footnote disclosures) and the absence of footnotes and

                                                              Purchase Agreement

accompanied by a certificate signed on behalf of the Company by the chief executive officer, chief financial officer, chief accounting officer or treasurer to the foregoing effect; provided, however, that if the Company is then subject to the reporting requirements under Section 13 or Section 15(d) of the Exchange Act, the delivery by the Company to such Purchaser or such Subsequent Purchaser of a quarterly report on Form 10-Q or any successor form within the time periods above described shall satisfy the requirements of this
Section 8.1(a).

     (b) Annual Statements. As soon as available, but in any event within the time periods permitted for filing annual reports on Form 10-K by the Commission after the end of each fiscal year of the Company, duplicate copies of:

            (i) an audited consolidated balance sheet of the Company as at the end of such year, and

            (ii) consolidated  statements of income or  operations,
                 stockholders' equity and cash flows of the Company for such year,

in each case setting forth in comparative form the figures for the prior fiscal year, all in reasonable detail, prepared in accordance with GAAP, fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments, and accompanied by:

          (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion (i) shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements (other than consolidating statements) has been made in accordance with generally accepted auditing standards in the United States, and that such audit provides a reasonable basis for such opinion in the circumstances, and (ii) shall not contain a "going concern" or like qualification, or any exception or other qualification arising out of the scope of the audit,

          (B)  a  written   statement  by  the  independent   certified   public
     accountants giving the report thereon stating whether, in connection with their audit examination, any condition or event that constitutes a Default or Event of Default with respect to the covenants contained in Section 5.02 and Section 5.04 of the Indenture has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence of such condition or event; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination; provided further that if the Company's nationally recognized "big four" accounting firm does not, as a matter of firm policy, provide such statements, no such statement under this clause (B) will be required, and

          (C) a certificate of the chief financial officer, treasurer or chief executive officer on behalf of the Company stating that such financial statements have been prepared in accordance with GAAP applicable to periodic financial statements generally and fairly present, in all material respects, the financial position of the companies being reported on and their results of operations and income, retained earnings

                                                              Purchase Agreement

          and stockholders' equity, and cash flows; provided, however, that if the Company is then subject to the reporting requirements under
          Section 13 or 15(d) of the Exchange Act, the delivery by the Company to such Purchaser or such Subsequent Purchaser of an Annual Report on Form 10-K or any successor form within the time periods above described shall satisfy the requirements of this Section 8.1(b).

               (c) Concurrently with the delivery of the quarterly and annual financial statements referred to in Sections 8.1(a) and (b), a certificate on behalf of the Company by an authorized financial officer of the Company (i) stating that the signer reviewed this Agreement and has made a review in reasonable detail of the transactions and condition of the Company and each of the NTL Companies during the fiscal quarter or year, as the case may be, and that the signer does not have knowledge of the existence and continuance as at the date of such certificate of any condition or event which constitutes a Default or an Event of Default, or, if such condition or event exists, specifying the nature and period of existence of such condition or event and what action the Company has taken or is taking or proposes to take with respect to such condition or event and (ii) if not specified in the quarterly and annual financial statements referred to above, the aggregate amount of interest paid or accrued by the Company and the NTL Companies on a consolidated basis, and the aggregate amount of depreciation, depletion and amortization charged on the books of the Company during such accounting period.

               (d) Promptly upon receipt thereof, copies of all final reports submitted to the Company or to any of its subsidiaries by independent certified public accountants in connection with each annual, interim or special audit of the books of the Company or any of the NTL Companies made by such accountants, submitted by such accountants to management in connection with their annual audit.

               (e) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent generally to its securityholders by the Company or any of the NTL Companies and all regular and periodic reports and all registration statements and final prospectuses, if any, filed by the Company or any of the NTL Companies with any securities exchange or with the Commission or any Governmental Authority succeeding to any of its functions and, promptly upon request, such additional financial and other information as any Purchasers or Subsequent Purchasers may from time to time reasonably request.

               (f) Promptly, but in any event within five (5) Business Days, after a officer of the Company becomes aware of the existence of any Default or Event of Default under the Indenture or that any person has given any notice or taken any other action with respect to a claimed Default or Event of Default under the Indenture, a written notice of the claimed Default or Event of Default specifying the nature and existence of such claimed Default or Event of Default and what action the Company is taking or proposes to take with respect to the claimed Default or Event of Default.

               (g) As promptly as reasonably practicable and in any event no later than 5 days after the furnishing of such information to any holder of Indebtedness under the Senior Facilities (as may be refinanced), the Diamond Notes (as may be refinanced) or the Triangle Notes (as may be refinanced), copies of all other financial statements, reports or projections with respect to the Company or its Subsidiaries which are broader in scope or on a more frequent basis than the Company is required to provide under this Agreement; provided that this requirement shall not apply to any information prepared or compiled in relation to the Company and its Subsidiaries by a third party acting for and on behalf of, and appointed by, a Person other than the Company or any Subsidiary of the Company and who is not an affiliate of, or otherwise acting in concert with,

                                                              Purchase Agreement

     the Company; provided, further that (A) only if the Company or any of its Subsidiaries receives, views, becomes aware of the content of or is otherwise provided access to such information, or any part of such information, the Company shall, or shall cause its Subsidiaries to use their commercially reasonable efforts to provide such information to the Purchasers, and (B) subject to clause (A) above, the Purchasers shall, at all times, be promptly furnished with copies of the Monthly Performance Update Report prepared by the Reporting Accountants (as defined in the Senior Credit Facility) pursuant to the Senior Facilities as in force at the Closing Date; provided that the Reporting Accountants or the Agent under the Senior Facilities may require the deletion of confidential information from the Monthly Performance Update Report which has been provided by the Reporting Accountants to the lenders under the Senior Facilities to be provided to the Holders. On request by the third party who prepared or compiled such information, each of the Purchasers agrees to sign any reasonable "hold harmless" letter, non-disclosure agreement or other similar letter or agreement reasonably required by such Person as a condition precedent to receiving any such information as aforesaid.

              (h) At any time a Purchaser may notify the Company that it does not want to receive any form of information under this Section 8, and upon receipt of such notice the Company will no longer provide (or be required to provide) such information (for the period, if any, provided in such notice).

         8.2   Confidentiality.
               ---------------

               (a) Subject to the provisions of clause (b) of this Section 8.2, each Purchaser agrees that it will not disclose without the prior consent of the Company (other than to its employees, auditors, advisors or counsel or to another Purchaser if the Purchaser or such Purchaser's holding or parent company in its sole discretion determines that any such party should have access to such information; provided such Persons shall agree to be subject to the provisions of this Section 8.2 to the same extent as such Purchaser) any nonpublic information which is now or in the future furnished or made available pursuant to this Agreement or any other Transaction Document; provided that any Purchaser may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 8.2(a) by such Purchaser or any other Person to whom such Purchaser has provided such information as permitted by this Section 8.2, (ii) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Purchaser or to the Commission or similar organizations (whether in the United States of America or elsewhere) or their successors, (iii) as may be required or appropriate in respect of any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Purchaser and (v) to any prospective or actual Subsequent Purchaser in connection with any contemplated transfer of any of the Notes by such Purchaser; provided that such prospective Subsequent Purchaser agrees to be bound by the confidentiality provisions contained in this Section 8.2.

               (b) The Company hereby acknowledges and agrees that each Purchaser may share with any of its affiliates, and such affiliates may share with such Purchaser, any information related to the Company or any of its subsidiaries (including, without limitation, any nonpublic information regarding the creditworthiness of the Company and its subsidiaries); provided such Persons shall be subject to the provisions of this Section 8.2 to the same extent as such Purchaser.

   9. COVENANT REGARDING BOOKS AND RECORDS OF TRANSACTIONS.

      The Company and each of the Guarantors will keep complete and accurate books and records of their transactions in accordance with good accounting practices on the basis of GAAP applied

                                                              Purchase Agreement

on a consistent basis (including the establishment and maintenance of appropriate reserves). Until the occurrence of a Note Registration, to the extent reasonably required in connection with any resale of the Notes and upon reasonable notice and, at any time, at the reasonable request of any of the Purchasers so long as such Purchaser is a Holder, the Company shall, and shall cause its subsidiaries to, subject to compliance with Applicable Laws, confidentiality obligations to third parties, (x) give each Purchaser participating in any sales (or placement agent or underwriter participating in such resale) and their authorized representatives reasonable access during normal business hours to all contracts, books, records, personnel, offices and other facilities and properties of the Company and the NTL Companies, and (y) permit each Purchaser (and any such sales or placement agent or any underwriter) to make such copies and inspections as such Purchaser may reasonably request; provided, however, that no investigation or information furnished pursuant to this Section 9 shall affect any representations or warranties made by the Company herein or the conditions to the obligations of the Purchasers to consummate the transactions contemplated by this Agreement. Any such visit will be at the expense of such Purchaser (or sales or placement agent or underwriter), as the case may be, unless there is an occurrence and continuance of an Event of Default under either Indenture (in which case at the expense of the Company).

        10. PROVISIONS RELATING TO RESALES.

            10.1 Private Offerings. The Company, on the one hand, and the Purchasers, on the other hand, agree that the following provisions will apply to any offering by any of the Purchasers of some or all of the Notes or Shares without registration under the Securities Act:

               (a) Offers and Sales only to Institutional Accredited Investors or QIBs. Offers and sales of the Notes or Shares will be made only by the Purchasers or any of their respective affiliates who are qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made (i) to persons who the offeror or seller reasonably believes to be QIBs, (ii) to a limited number of other Institutional Accredited Investors that are Accredited Investors who are not QIBs or (iii) non-U.S. persons outside the United States to whom offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act.

               (b) No General Solicitation. The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) will be used in the United States and no directed selling efforts (as defined in Regulation S) will be made outside the United States in connection with the offering of the Securities.

               (c) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser acting as a fiduciary for one or more third parties, in connection with an offer and sale to such purchaser
          pursuant  to  this  Section  10,  such  third   parties  shall  be  an
          Institutional Accredited Investor or a QIB or a non-U.S. person outside the United States.

               (d) Restrictions on Transfer. Upon original issuance by the Company and until such time as the same is no longer required under the applicable requirements of the Securities Act, (i) the Notes (and all securities issued in exchange for the Notes or in substitution for the Notes, other than the Exchange Notes) shall bear such legend as is required under Appendix A to the Indenture and (ii) the Shares shall bear such legend as is set forth on Exhibit G to this Agreement.

                    (e) No Future Liability. Following the sale of the Notes or Shares by the Purchasers to any Subsequent Purchaser pursuant to the terms of this Agreement, the Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security previously sold by the Purchaser in compliance with this
     Section 10.

            10.2     Certain Agreements.

                     (a) The Company shall, and the Company shall cause the Guarantors which are a party to the Exchange and Registration Rights Agreement to, comply with all provisions and obligations of the Exchange and Registration Rights Agreement and comply with all applicable federal and state securities laws in connection with that agreement.

                     (b) The Company shall comply with all provisions and obligations of the Equity Registration Rights Agreement and comply with all applicable federal and state securities laws in connection with that agreement.

           10.3 Syndication Assistance. At any time after the Closing Date, so long as the Purchasers and their Affiliates hold Notes purchased pursuant to this Agreement and not subsequently sold and reacquired representing in the aggregate at least $150 million in principal amount due at maturity:

                (a) The Company will, if reasonably requested by the Purchasers, assist the Purchasers in completing any private resale (a "Private Offering") of at least $75 million principal amount of Notes, but in no event more than two Private Offerings and in no event more than once in any six-month period, by the Purchasers of the Notes in accordance with the Purchasers' intended method of distribution provided that the Purchasers shall comply with all restrictions applicable to the transfer of the Notes under the Indenture and under applicable federal and state securities laws. If any Purchasers request assistance to complete a Private Offering, the Company will notify the other Purchasers of the Private Offering and the other Purchasers shall be entitled to receive the same assistance received by the initially requesting Purchasers from the Company in the Private Offering. Such assistance by the Company may, in any such case, include the following:

               (i) the Company's using commercially reasonable efforts to the end that the distribution efforts benefit from the Company's existing lending relationships;

               (ii) using commercially reasonable efforts to direct contact between the Company's senior management and advisors and prospective purchasers to enable them to conduct their due diligence investigation;

               (iii) responding to reasonable inquiries of, and providing answers to, each prospective purchaser who so inquires about the Company and any of the Guarantors (to the extent such information is available or can be acquired and made available to prospective purchasers without commercially unreasonable effort or expense and to the extent the provision of such information is not prohibited by Applicable Law or applicable confidentiality restrictions) and the terms and conditions of the applicable distribution;

               (iv) if requested by the Purchasers in connection with any Private Offering, using commercially reasonable efforts to prepare an offering memorandum (the

                                                              Purchase Agreement



     "Offering Memorandum") to the extent required by paragraph (c) or (d) below of this Section 10.3 and other materials to be used in connection with the distribution (including assistance in completion of the Purchasers', any sales or placement agent's, if any, or in the case of an underwritten offering, the lead manager's and co-managers' reasonable due diligence review of the Company and the Guarantors as an aid to such preparation);

          (v)  using  commercially   reasonable  efforts  to  host  meetings  of
     prospective purchasers, appropriate in number for the size and nature of proposed offerings;

          (vi) using commercially reasonable efforts to promptly prepare and provide to the Purchasers (or any sales or placement agent of the Purchasers and any initial purchaser of them) all information with respect to the Company as the Purchasers (or any sales or placement agent of the Purchasers and any underwriter of them) may reasonably request; any projections made available to the Purchasers (or each placement or sales agent, if any, of the Purchasers and each underwriter, if any, of them) by the Company or any of its representatives will be prepared in good faith based upon assumptions believed in good faith to be reasonable; provided, however, that in no event shall the Company be required to give any representations or warranties with respect to such projections; and

          (vii) if requested by the Purchasers, take commercially reasonable actions necessary to enable Standard & Poor's Rating Services, Inc. and Moody's Investors Service, Inc. to provide their respective credit ratings of the Notes;

provided, that nothing contained in this Section 10.3(a) shall require the Company or any of the Guarantors to take any actions that would (i) unreasonably interfere with or disrupt their businesses or operations, provided that this limitation shall not limit the Company from taking such action for more than 90 days; (ii) interfere with or disrupt any securities offering by the Company;
(iii) require the Company and its Subsidiaries to incur any significant expense;
(iv) require the Company or any of its subsidiaries to provide any non-public information to any third party unless such third party shall have entered into a confidentiality agreement on terms reasonably acceptable to the Company; or (v) be required to take any actions that would result in any Private Offering being deemed a public offering under the Securities Act.

         (b) The Company will allow the Purchasers (or any sales or placement agent of the Purchasers or, in the case of an underwritten offering, the lead manager and co-managers of the underwritten offering, in each case, as may be selected by the Purchasers and is reasonably acceptable to the Company), in consultation with the Company, to manage all aspects of the distribution of the Notes, including decisions as to the selection of institutions to be approached and when they will be approached, when their commitment will be accepted, which institutions will participate, the allocations of the commitments among the prospective purchasers and the amount and distribution of fees from the sellers among the prospective purchasers.

         (c) At the request of the Purchasers, in order to facilitate the consummation of a Private Offering, the Company will prepare and deliver to each Purchaser copies of an Offering Memorandum describing the terms of the Notes proposed to be sold and of the Private Offering contemplated by such resales and containing such other information customarily included in offering memoranda for similar transactions. The Offering Memorandum for any Private Offering will not, as of its date and as of the closing of such Private Offering, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Offering Memorandum, in

                                                              Purchase Agreement


the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Purchaser expressly for use in the Offering Memorandum. Without limiting the foregoing, the Offering Memorandum for any offering will contain all the information specified in, and meeting the requirements of, subsection (d)(4) of Rule 144A and all other applicable regulations. Prior to distributing, amending or supplementing the Offering Memorandum in connection with any Private Offering, the Company shall furnish to the Purchasers a copy of each such proposed Offering Memorandum, or amendment or supplement to the Offering Memorandum, and, allowing for a reasonable period of review by the Purchasers, the Company shall not distribute, use or file the Offering Memorandum or any such proposed amendment or supplement to which any Purchaser selling Notes pursuant to such Offering Memorandum may reasonably object.

     (d) If, prior to the completion of the sale of the Notes by the Purchasers in any Private Offering, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the related Offering Memorandum in order to make the statements in the Offering Memorandum not contain a misstatement of a material fact or an omission of a material fact required to make the statements in the Offering Memorandum, in the light of the circumstances when the Offering Memorandum is delivered to a prospective purchaser and at the closing of the sale of the Notes covered by the Offering Memorandum, not misleading or if, in the opinion of the Purchasers or counsel for the Purchasers, it is otherwise necessary to amend or supplement the Offering Memorandum to comply with Applicable Law, then the Company agrees to promptly prepare, and furnish at its own expense to the Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not contain a misstatement of a material fact or an omission of a material fact required to make the statements in the Offering Memorandum, in the light of the circumstances when the Offering Memorandum is delivered to a prospective purchaser and at the closing of the sale of such Notes, not misleading or so that the Offering Memorandum, as amended or supplemented, will comply with Applicable Law.

     (e) Notwithstanding the foregoing, during any 365-day period, the Company, acting reasonably, may choose not to comply with the provisions of this Section
10.3 for up to 2 periods (each a "Suspension Period") of up to 90 days in the aggregate during any period of 360 consecutive days, if there is a reasonable likelihood of an acquisition or business combination, material financing transaction or other similar transaction, business development or event involving the Company that may require disclosure in the Offering Memorandum or otherwise to prospective purchasers in connection with the distribution of the Notes and the Board of Directors of the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Company and its stockholders or that obtaining any financial statements relating to an acquisition or business combination required to be included in the Offering Memorandum would be impracticable. In such a case, the Company shall promptly notify the Purchasers of the Suspension Period, such notice to state the Suspension Period and to indicate that it is a "Suspension Notice under
Section 10 of the Purchase Agreement." Such notice shall disclose, to the extent permitted by Applicable Law, the possible acquisition or business combination, material financing transaction or other similar transaction, business development or other similar event; provided that such notice shall not be required to disclose such possible acquisition or business combination, material financing transaction or other similar transaction, business development or event if, as a direct result of doing so, the Company would be required by Applicable Law to release such information to the market and the public generally when, in absence of disclosing such information to the Purchasers, it would not otherwise be required by such Applicable Law to disclose such information or if such disclosure would result in a breach of a confidentiality agreement entered into by the Company or any of its Subsidiaries. Upon the acquisition or business combination, material financing transaction or other similar transaction, business development or event or the

                                                              Purchase Agreement

availability of the required financial statements with respect to a possible acquisition or business combination, the Suspension Period shall cease immediately and the Company shall promptly comply with this Section 10.3 and notify such Purchasers that the use of the Offering Memorandum, as amended or supplemented, as applicable, may commence or resume. The Company shall provide sufficient copies of the latest version of such Offering Memorandum to such Purchasers.

        11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT.

            This Agreement shall inure to the benefit of and be binding upon the several Purchasers, the Company, the Guarantors and their respective successors and their assigns, except to the extent otherwise provided by this Agreement. This Agreement and the terms and provisions of this Agreement are for the sole benefit of only those persons, except as provided in Section 12 with respect to affiliates, officers, directors, stockholders, trustees, employees, representatives, agents and controlling persons of the Purchasers. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Notwithstanding anything in this Agreement to the contrary, no successors or assigns (other than Affiliates of the Purchasers) shall be entitled to the benefits set forth in Sections 8.1, 9 (other than the first sentence of those sections), 10.3, 12 and 13.

        12. INDEMNIFICATION.

            12.1 General. The Company shall indemnify and hold harmless each Purchaser, its affiliates, officers, directors, stockholders, trustees, employees, and representatives, and each person, if any, who controls any such person within the meaning of the Securities Act or the Exchange Act (collectively referred to herein as the "Indemnitees"), from and against any and all liabilities, obligations, losses, damages, claims, and the related costs and expenses, including, without limitation, all reasonable and documented legal fees and other expenses incurred in the investigation, defense, appeal and settlement of claims, actions, suits and proceedings (collectively referred to herein as the "Indemnified Liabilities"), incurred by the Indemnitees as a result of, or arising out of or relating to the transactions contemplated by the Transaction Documents, including, without limitation:

          (a) any breach of representation or warranty of the Company or any of the Guarantors contained herein or in any Transaction Document; or

          (b) the execution, delivery, performance of the obligations under, or enforcement of, this Agreement, the other Transaction Documents or any other instrument or document contemplated by this Agreement or the other Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents or any other transactions contemplated thereby; or

          (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or other theory and regardless of whether any Indemnitee is a party to the relevant Transaction Document;

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that (i) such Indemnified Liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any of the Indemnitees or (ii) such Indemnified Liabilities of a Purchaser result from disputes among such Purchaser and one or more Purchasers. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company agrees to make the maximum contribution to the payment and satisfaction of each

                                                              Purchase Agreement

of the Indemnified Liabilities which is permissible under Applicable Law.

        12.2 Survival. The obligations of the Company under this Section 12 shall be in addition to any liability that the Company may otherwise have and shall survive the payment or prepayment in full or transfer of any Note and the enforcement of any provision of this Agreement or any Note.

        12.3 Tax Treatment. Any indemnification payment pursuant to this Agreement shall be treated for federal, state, local and foreign tax purposes as an adjustment to the purchase price of the Notes.

    13. SUBORDINATION OF SUBORDINATED GUARANTEE.

        The Obligations of the Subordinated Guarantor under its Guaranty pursuant to Article 11 of the Indenture shall be junior and subordinated in right of payment to the prior payment in full in cash of the Guarantor Senior Indebtedness of such Subordinated Guarantor on the basis set forth in the Subordination Agreement, dated as of January 9, 2003, between U.S. Bank National Association, the Subordinated Guarantor and J.P. Morgan Europe Limited as trustee.

    14. EXPENSES.

        The Company and each of the Guarantors, jointly and severally, agree, whether or not the sale of the Notes under this Agreement or any other transactions contemplated by this Agreement or the other Transaction Documents shall be consummated, to pay and hold the Purchasers harmless against any and all liability for the payment of all reasonable and documented out-of-pocket fees and expenses arising in connection with the preparation, negotiation, execution, delivery and performance of this Agreement, the Securities and any other Transaction Documents, any other agreements, instruments or documents executed pursuant to this Agreement, the Securities and any other Transaction Documents or in connection with such documents and the transactions contemplated by the Transaction Documents, including, without limitation, (a) the fees and expenses of the Trustee or any paying agent (including reasonable and documented fees and expenses of counselor to such parties), and (b) the reasonable and documented fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson, special counsel to the Purchasers. The Company agrees to pay all expenses incurred by the Purchasers (including reasonable and documented fees and disbursements of one counsel for the Purchasers) in connection with any amendment or amendment, waiver or consent requested by the Company under or with respect to this Agreement, the Indenture, the Shares, the Notes or the Exchange Notes, whether or not the same shall become effective. The obligations of the Company and the Guarantors under this Section 14 shall survive the payment for, or transfer of, any Notes, the enforcement of any provision of this Agreement or any Note, any such amendments and waivers or consents. The Purchasers shall not be responsible for any fees or disbursements of the accountants or any other costs and expenses incident to the performance of the obligations of the Company under this Agreement which are not otherwise specifically provided for in this
Section 14.

    15. SURVIVAL.

        The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Guarantors and the Purchasers contained in this Agreement or made by or on behalf of the Company, the Guarantors or the Purchasers pursuant to this Agreement or any certificate delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the delivery of the Shares or the issuance of the Exchange Shares, the delivery of and payment for the Notes or the issuance of the Exchange Notes, and shall remain in full force and effect,

                                                              Purchase Agreement

regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.

        16. NOTICES, ETC.

            All statements, requests, notices and agreements under this Agreement shall be in writing and delivered in person or overnight courier service, mailed by first-class mail addressed as follows or delivered via facsimile transmission:

           (a) if to the Purchasers, to the addresses set forth opposite the Purchaser's name(s) on Schedule A:

           with copies to:

           Fried, Frank, Harris, Shriver & Jacobson
           One New York Plaza
           New York, New York  10004
           (telecopier no.:  (212) 859-4000)
           Attention:  Bryan Hall

           (b) if to the Company or any Guarantor:

           NTL Incorporated
           110 East 59th Street
           26th Floor
           New York, New York  10022
           (telecopier no.:  (212) 906-8497)
           Attention:  Richard J. Lubasch

           with copies to:

           Skadden, Arps, Slate, Meagher & Flom
           4 Times Square
           New York, New York  10036-6522
           (telecopier no.:  (212) 735-2000)
           Attention:  Thomas H. Kennedy/Adrian J. S. Deitz

         The Company, the Guarantors or the Purchasers, by notice to the other parties, may designate additional or different addresses for subsequent notices or communications.

         17. DEFINITION OF TERMS.

             For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and, (b) except where otherwise expressly provided, the term "affiliate" or "Affiliate" has the meaning set forth in Rule 405 under the Securities Act.

         18. GOVERNING LAW.

             THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING

                                                              Purchase Agreement

EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED BY SUCH PRINCIPLES.

        19. SUBMISSION TO JURISDICTION; WAIVER OF SERVICE AND VENUE.

            19.1 Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the U.S. District Court of the Southern District of New York, and any appellate court from any such court, in any action or proceeding arising out of or relating to this Agreement, the Securities or any other document, instrument or agreement executed or delivered in connection with this Agreement or the Securities, or for recognition or enforcement of any judgment, and each of the parties irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, the Securities or any other document, instrument or agreement executed or delivered in connection with this Agreement or the Securities shall affect any right that any of the parties may otherwise have to bring any action or proceeding relating to this Agreement, the Securities or any other document, instrument or agreement executed or delivered in connection with this Agreement or the Securities against the Company, the Guarantors or their properties in the courts of anyjurisdiction.

            19.2 Each of the parties to this Agreement irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Securities or any other document, instrument or agreement executed or delivered in connection with this Agreement or the Securities in any court referred to in
Section 19.1. Each of the parties irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            19.3 Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 16. Nothing in this Agreement, the Securities or any other document, instrument or agreement executed or delivered in connection with this Agreement or the Securities will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

        20. WAIVER OF RIGHT TO TRIAL BY JURY.

            EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE NOTES WHETHER NOW EXISTING OR ARISING AFTER THE DATE OF THIS AGREEMENT, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHER THEORY. EACH PARTY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                                                              Purchase Agreement

      21.   COUNTERPARTS.

               This Agreement may be executed in one or more counterparts
(which may include counterparts delivered by facsimile) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      22.   ENTIRE AGREEMENT AND AMENDMENTS.

            22.1 This Agreement represents the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, if any, relating to the transactions contemplated in this Agreement.

            22.2 No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties.

      23.   HEADINGS.

            The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart of this Agreement, whereupon this instrument will become a binding agreement between the Company, the Guarantors and the several Purchasers in accordance with its terms.

                                     Very truly yours,

                                     NTL COMMUNICATIONS CORP. (to be renamed
                                     NTL INCORPORATED)


                                     By: ____________________________________
                                         Name:
                                         Title:

GUARANTORS:

               By their signature below, the officers of the corporate Guarantors and of the corporate general partners (or managing members) of the limited partnership (or limited liability company) Guarantors execute this Purchase Agreement on behalf of each of the below-listed entities.

                                  Corporate Guarantors


                                  COMMUNICATIONS CABLE FUNDING CORP.

                                  By: ____________________________________
                                      Name:
                                      Title:


                                  NTL DIGITAL (US), INC.

                                  By: ____________________________________
                                      Name:
                                      Title:


                                  CABLETEL VENTURES LIMITED

                                  By: ____________________________________
                                      Name:
                                      Title:

                                  BEARSDEN NOMINEES INC.

                                  By: ____________________________________
                                      Name:
                                      Title:

                    [Signature page to Senior Secured Notes Purchase Agreement]

                                  CABLETEL PROGRAMMING, INC.

                                  By: ____________________________________
                                      Name:
                                      Title:


                                  NTL INTERNATIONAL SERVICES, INC.

                                  By: ____________________________________
                                      Name:
                                      Title:


                                  NTL FUNDING (NJ), INC.

                                  By: ____________________________________
                                      Name:
                                      Title:

                    [Signature page to Senior Secured Notes Purchase Agreement]

Agreed to and accepted by:

                             SILVER OAK CAPITAL, LLC
                                Solely for and on behalf of the entities set
                             forth in Schedule X, as Agent

                             By: ____________________________________
                                 Name:
                                 Title:


                             AG CAPITAL FUNDING PARTNERS, L.P.

                             By: Angelo, Gordon & Co., L.P., as Investment
                                 Advisor

                             By: ________________________________________
                                 Name:
                                 Title:


                             APPALOOSA MANAGEMENT, L.P.,
                                 On behalf of certain funds for which it acts as
                             investment adviser, as a Purchaser

                             By: Appaloosa Partners Inc., its general partner

                             By: ____________________________________
                                 Name:
                                 Title:


                             CAPITAL RESEARCH & MANAGEMENT CO.,
                                Solely on behalf of certain fiduciary accounts,
                             as Purchaser

                             By: ____________________________________
                                 Name:
                                 Title:


                             FIDELITY SUMMER STREET TRUST: FIDELTIY
                             CAPITAL & INCOME FUND,
                                 as a Purchaser

                             By: ____________________________________
                                 Name:
                                 Title:

                    [Signature page to Senior Secured Notes Purchase Agreement]

                           FRANKLIN MUTUAL ADVISERS, LLC,
                              On behalf of certain funds for which it acts as
                           investment adviser, as a Purchaser

                           By: ____________________________________
                               Name:
                               Title:


                          OAKTREE CAPITAL MANAGEMENT,
                              Solely as general partner and/or investment
                          manager of certain funds and accounts it manages, as a Purchaser

                          By: ____________________________________
                              Name: Brett Wyard
                              Title: Managing Director

                          By: ____________________________________
                              Name: Ken Liang
                              Title: Managing Director


                          SALOMON BROTHERS ASSET MANAGEMENT,
                             Solely on behalf of certain fiduciary accounts,
                          as a Purchaser

                          By: ____________________________________
                              Name:
                              Title:


                    [Signature page to Senior Secured Notes Purchase Agreement]

                              THE HUFF ALTERNATIVE FUND, L.P.

                              By:     WRH Partners II, L.L.C., general partner

                              By: ___________________________________
                                  Name:
                                  Title: Authorized Officer


                              THE HUFF ALTERNATIVE PARALLEL FUND, L.P.

                              By:     WRH Partners II, L.L.C., general partner

                              By: ______________________________________
                                  Name:
                                  Title: Authorized Officer


                              W.R. HUFF ASSET MANAGEMENT CO., L.L.C.,
                                Solely as investment manager on behalf of one of its separately managed accounts

                              By: ____________________________________
                                  Name:
                                  Title: Authorized Officer

                    [Signature page to Senior Secured Notes Purchase Agreement]

                                   SCHEDULE X
                        Silver Oak Capital, LLC Entities




                                                          % of AG     % of Note

AG ARB PARTNERS, L.P.                            2,500,000       3.06%    0.50%

AG CAPITAL RECOVERY PARTNERS II, L.P.           10,512,000      12.87%    2.10%

AG CAPITAL RECOVERY PARTNERS III, L.P.           9,684,000      11.85%    1.94%

AG CAPITAL RECOVERY PARTNERS, L.P.              10,080,000      12.34%    2.02%

AG CNG FUND, L.P.                                  400,000       0.49%    0.08%

AG DOMESTIC CONVERTIBLES, L.P.                   6,000,000       7.35%    1.20%

AG ELEVEN PARTNERS, L.P.                         2,412,000       2.95%    0.48%

AG MM, L.P.                                        300,000       0.37%    0.06%

AG OFFSHORE CONVERTIBLES, L.P.                  19,000,000      23.26%    3.80%

AG PRINCESS, L.P.                                  300,000       0.37%    0.06%

AG SUPER ADVANTAGE, L.P.                           600,000       0.73%    0.12%

AG SUPER FUND INTERNATIONAL PARTNERS, L.P.       3,500,000       4.28%    0.70%

AG SUPER FUND, L.P.                              5,700,000       6.98%    1.14%

COMMON FUND-EVENT DRIVEN COMPANY                   800,000       0.98%    0.16%

GAM ARBITRAGE INVESTMENTS, INC.                  7,000,000       8.57%    1.40%

NUTMEG PARTNERS, L.P.                            2,300,000       2.82%    0.46%

PHS BAY COLONY FUND, L.P.                          300,000       0.37%    0.06%

PHS PATRIOT FUND, L.P.                             300,000       0.37%    0.06%

                                                81,688,000     100.00%   16.34%

                                                                      SCHEDULE A



--------------------------------------------------------------------------------------------------------------
                         Purchasers                 Principal Amount of        Number of Shares
                                                           Notes ($)
--------------------------------------------------------------------------------------------------------------
Silver Oak Capital, LLC                                91,204,000                  81,688
245 Park Avenue, 26th Floor
New York, NY 10167
--------------------------------------------------------------------------------------------------------------
AG Capital Funding Partners & Co., L.P.                 3,698,000                   3,312
--------------------------------------------------------------------------------------------------------------
Appaloosa Management, L.P.                             55,825,000                  50,000
26 Main Street, 1st Floor
Chatham, NJ 07928
--------------------------------------------------------------------------------------------------------------
Capital Research & Management Co.                      50,242,000                  45,000
11100 Santa Monica Blvd, 15th Floor
Los Angeles, CA 90025
--------------------------------------------------------------------------------------------------------------
Fidelity Summer Street Trust: Fidelity Capital &       55,825,000                  50,000
Income Fund
82 Devonshire St., E20E
Boston, MA 02109
--------------------------------------------------------------------------------------------------------------
Franklin Mutual Fund Advisers, LLC                    122,815,000                 110,000
51 JFK Parkway
Short Hills, NJ 07078
--------------------------------------------------------------------------------------------------------------
Oaktree Capital Management                             55,825,000                  50,000
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Asset Management                      66,990,000                  60,000
388 Greenwich Street, Floor 8
New York, NY 10013
--------------------------------------------------------------------------------------------------------------
The Huff Alternative Fund, L.P.                        47,702,000                  42,725
67 Park Place
Morristown, NJ 07960
--------------------------------------------------------------------------------------------------------------
The Huff Alternative Parallel Fund, L.P.                1,756,000                   1,573
67 Park Place
Morristown, NJ 07960
--------------------------------------------------------------------------------------------------------------
W.R. Huff Asset Management Co., L.L.C.                  6,367,000                   5,702
67 Park Place
Morristown, NJ 07960
--------------------------------------------------------------------------------------------------------------
                                         TOTAL       $558,249,000                 500,000
--------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A


                               [Form of Indenture]

                                                                       EXHIBIT B


              [Form of Exchange and Registration Rights Agreement]

                                                                       EXHIBIT C


                 [Form of Equity Registration Rights Agreement]

                                                                       EXHIBIT D


                         [Form of Officers' Certificate]

                                                                       EXHIBIT E


                       [Form of Secretary's Certificates]

                                                                       EXHIBIT F

                     [Form of Opinion of Company's Counsel]

                                                                       EXHBIIT G

                                 [Shares Legend]